UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2007

CORNELL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14472	76-0433642
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1700 West Loop South, Suite 1500

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

(713) 623-0790

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Registrant is filing this amendment to its Current Report on Form 8-K dated March 8, 2007 to change the heading of the third column of the table under “Fiscal 2007 Compensation” in Item 5.02 to “Base Salary.”

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendments to Employment and Severance Agreements

On March 14, 2007, Cornell Companies, Inc. (“Cornell”) amended its existing employment agreement with John R. Nieser, Chief Financial Officer, to increase the amount of severance that would be payable to Mr. Nieser in the event he is terminated involuntarily by Cornell within 180 days following the effective date of a Change in Control, as defined in Mr. Nieser’s employment agreement.

Mr. Nieser’s Employment/Separation Agreement dated March 15, 2005 and the Amendment thereto dated March 14, 2007 are filed hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

On March 14, 2007, Cornell Corrections, Inc. amended its existing severance agreement with Patrick N. Perrin, Senior Vice President and Chief Administrative Officer, to increase the amount of severance that would be payable to Mr. Perrin in the event he is terminated involuntarily by Cornell within 180 days following the effective date of a Change in Control, as defined in Mr. Perrin’s severance agreement.

The form of Mr. Perrin’s severance agreement and the Amendment thereto dated March 14, 2007 are filed hereto as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by reference.

Annual Incentive Program

On March 8, 2007, the Board of Directors approved the incentive compensation award guidelines for Cornell’s fiscal year ending December 31, 2007.  The criteria for awards under the incentive compensation plan for 2007 are based on (a) Cornell’s financial performance, as measured by earnings per share; earnings before interest, taxes, depreciation and amortization; and return on capital employed, and (b) the officers’ achievement of individual goals.

Fiscal 2007 Compensation

On March 8, 2007, the Board of Directors approved adjustments to the base salaries of the following executive officers, effective as of April 2, 2007:

Officer	Position	Base Salary
John R. Nieser	Chief Financial Officer	$250,000
Patrick N. Perrin	Senior Vice President and Chief Administrative Officer	$205,000

Equity Compensation

On March 8, 2007, the Board of Directors approved awards of Restricted Stock to the following executive officers under Cornell’s 2006 Equity Incentive Plan as follows:

Officer	Position	Restricted Shares
John R. Nieser	Chief Financial Officer	20,000
Patrick N. Perrin	Senior Vice President and Chief Administrative Officer	10,000

One-half of the shares of Restricted Stock granted to each executive vests in equal installments of 25% each year over a four-year period beginning on the first anniversary of the date of grant.  The other half of the shares of Restricted Stock vests based upon Cornell’s achievement of certain levels of earnings before interest, taxes, depreciation and amortization.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1

Employment/Separation Agreement, dated March 15, 2005, between Cornell Companies, Inc. and John R. Nieser (incorporated by reference to Exhibit 10.3 to Cornell’s Current Report on Form 8-K filed March 15, 2005)

10.2	Amendment to Employment/Separation Agreement, dated March 14, 2007, between Cornell Companies, Inc. and John R. Nieser
10.3	Form of Severance Agreement executed by Patrick Perrin (incorporated by reference to Exhibit 10.40 to Cornell’s Annual Report on Form 10-K for the year ended December 31, 1999)
10.4	Amendment to Severance Agreement, dated March 14, 2007, between Cornell Corrections, Inc. and Patrick N. Perrin

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNELL COMPANIES, INC.
Dated: March 15, 2007

	By:	/s/ Patrick N. Perrin
Patrick N. Perrin
Senior Vice President, Chief Administrative Officer, and Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

10.1

Employment/Separation Agreement, dated March 9, 2005, between Cornell Companies, Inc. and John R. Nieser (incorporated by reference to Exhibit 10.3 to Cornell’s Current Report on Form 8-K filed March 15, 2005)

10.2	Amendment to Employment/Separation Agreement, dated March 14, 2007, between Cornell Companies, Inc. and John R. Nieser
10.3	Form of Severance Agreement executed by Patrick Perrin (incorporated by reference to Exhibit 10.40 to Cornell’s Annual Report on Form 10-K for the year ended December 31, 1999)
10.4	Amendment to Severance Agreement, dated March 14, 2007, between Cornell Corrections, Inc. and Patrick N. Perrin